UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 2, 2005
ANIMAS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-50674 (Commission File Number)	23-2860912 (I.R.S. Employer Identification No.)

200 LAWRENCE DRIVE, WEST CHESTER, PA (Address of principal executive offices)	19380 (Zip Code)
Registrant’s telephone number, including area code: (610) 644-8990
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE, DATED AUGUST 2, 2005
AUGUST 2, 2005 CONFERENCE CALL PRESENTATION TRANSCRIPT

Item 2.02 Results of Operations and Financial Condition
On August 2, 2005, Animas Corporation (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2005. In the release, the Company also provided guidance as to its future performance. A copy of that release is being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this form.
On August 2, 2005, the Company also held a conference call and simultaneous webcast in which a presentation was made regarding its financial results for the fiscal quarter ended June 30, 2005. On the conference call, the Company again provided guidance as to its future performance. A copy of the transcript of the conference call and subsequent question and answer session is being furnished to the SEC as Exhibit 99.2 to this form.
The press release and conference call transcript include “non-GAAP financial measures” within the meaning of the SEC’s Regulation G. With respect to such non-GAAP financial measures, the Company has disclosed in each of the press release and conference call, respectively, the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of such non-GAAP financial measure to the most directly comparable GAAP financial measure.
In the Company’s results of operations for the three and six months ended June 30, 2005 and 2004, the Company presented non-GAAP financial measures that eliminated the effect of the (recognition) deferral of net revenues relating to the Company’s pump upgrade program, the delayed shipment of unfulfilled orders of the IR 1200, the write-off of purchased in-process research and development and certain inventory and warranty reserves. The Company’s management believes that presentation of these non-GAAP financial measures provides useful information to investors regarding the Company’s results of operations because it presents a more realistic comparison of the demand for its products and its core operating results in the three and six months ended June 30, 2005 to that of the same period in the prior year.
A copy of the press release and conference call transcript that are attached as exhibits hereto are incorporated by reference into this Item 2.02. The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
The following press release and conference call presentation transcript are included as exhibits to this report furnished under Item 2.02:

Exhibit No.	Description
99.1	Press Release, dated as of August 2, 2005

99.2	August 2, 2005 Conference Call Presentation Transcript

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Animas Corporation

DATE: August 5, 2005	By:	/s/ Richard Baron

Richard Baron
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of August 2, 2005

99.2	August 2, 2005 Conference Call Presentation Transcript